Exhibit 10.10

INDEMNIFICATION AGREEMENT

THIS INDEMNIFICATION AGREEMENT (this “Agreement”) is made and entered into as of February 1, 2024 by and between (i) Clover Leaf Capital Corp., a Delaware corporation (including any successor entity thereto, the “Purchaser”), (ii) Kustom Entertainment, Inc., a Nevada corporation (“Company”), and (iii) Digital Ally, Inc., a Nevada corporation (“Company Stockholder” and along with the Company, each a “Company Party” and together the “Company Parties”). Any capitalized term used but not defined in this Agreement will have the meaning ascribed to such term in the Merger Agreement.

WHEREAS, on June 1, 2023, (i) the Purchaser, (ii) CL Merger Sub, Inc. a Nevada corporation and a wholly-owned subsidiary of the Purchaser (“Merger Sub”), (iii) Yntegra Capital Investments, LLC, a Delaware limited liability company, in the capacity under the Merger Agreement as the Purchaser Representative (including any successor Purchaser Representative appointed in accordance the Merger Agreement, the “Purchaser Representative”), (iv) the Company and (v) the Company Stockholder, the sole stockholder of the Company, entered into that certain Agreement and Plan of Merger (as amended from time to time in accordance with the terms thereof, the “Merger Agreement”), pursuant to which Merger Sub will merge with and into the Company, with the Company continuing as the surviving entity (the “Merger”), and as a result of which, (a) all of the issued and outstanding capital stock of the Company, immediately prior to the consummation of the Merger, shall no longer be outstanding and shall automatically be cancelled and shall cease to exist, in exchange for the Merger Consideration Shares, all upon the terms and subject to the conditions set forth in the Merger Agreement and in accordance with the applicable provisions of the of the Delaware General Corporation Law and the Nevada Revised Statutes; and

WHEREAS, in accordance with the Merger Agreement, the Company Parties have provided information to be incorporated into the Registration Statement and Proxy Statement.

NOW, THEREFORE, in consideration of the premises set forth above, which are incorporated in this Agreement as if fully set forth below, and intending to be legally bound hereby, the parties hereby agree as follows:

1.       The Company Parties agree to indemnify and hold harmless the Purchaser, its directors, officers and its affiliates against any and all loss, liability, claim, damage and expense whatsoever (including but not limited to any and all legal or other expenses reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, whether arising out of any action between the Purchaser and the Company Parties or between the Purchaser and any third party or otherwise) to which they or any of them may become subject under the Securities Act, the Exchange Act or any other federal, state or local statute, law, rule, regulation or ordinance or at common law or otherwise or under the laws, rules and regulation of foreign countries, arising out of or based upon any untrue statement or alleged untrue statement of a material fact provided by or on behalf of a Company Party contained in the Registration Statement or Proxy Statement (as from time to time each may be amended and supplemented), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company Parties agree promptly to notify the Purchaser of the commencement of any litigation or proceedings against a Company Party or any of its officers or directors in connection with the Registration Statement or the Proxy Statement.

2.       If any action is brought against the Purchaser in respect of which indemnity may be sought against the Company Parties pursuant to Section 1, the Purchaser shall promptly notify the Company Parties in writing of the institution of such action and the Company Parties shall assume the defense of such action, including the employment and fees of counsel (subject to the reasonable approval of the Purchaser) and payment of actual expenses. The Purchaser shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Purchaser unless: (i) the employment of such counsel at the expense of the Company Parties shall have been authorized in writing by the Company Parties in connection with the defense of such action within reasonable time under the circumstances; (ii) the Company Parties shall not have employed counsel to have charge of the defense of such action; or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to the Company Parties (in which case the Company Parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events the reasonable fees and expenses of not more than one additional firm of attorneys selected by the Purchaser, which firm shall be from a list previously approved by the Company Parties, shall be borne by the Company Parties. Notwithstanding anything to the contrary contained herein, if the Purchaser shall assume the defense of such action as provided above, the Company Parties shall have the right to approve the terms of any settlement of such action which approval shall not be unreasonably withheld.

3.       Within fifteen (15) days after receipt by a Company Party or the Purchaser of notice of the commencement of any action, suit or proceeding, such party will, if a claim for contribution in respect thereof is to be made against another party (“Contributing Party”), notify the Contributing Party of the commencement thereof, but the omission to so notify the Contributing Party will not relieve it from any liability which it may have to any other party other than for contribution hereunder. In case any such action, suit or proceeding is brought against any party, and such party notifies a Contributing Party or its representative of the commencement thereof within the aforesaid fifteen (15) days, the Contributing Party will be entitled to participate therein with the notifying party and any other Contributing Party similarly notified. Any such Contributing Party shall not be liable to any party seeking contribution on account of any settlement of any claim, action or proceeding effected by such party seeking contribution without the written consent of such Contributing Party. The contribution provisions contained in this Section are intended to supersede, to the extent permitted by law, any right to contribution under the Securities Act, the Exchange Act or otherwise available.

4.       This Agreement and any dispute or controversy arising out of or relating to this Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of law principles thereof. All actions arising out of or relating to this Agreement shall be heard and determined exclusively in any state or federal court located in New York, New York (or in any appellate court thereof) (the “Specified Courts”). Each party hereto hereby (i) submits to the exclusive jurisdiction of any Specified Court for the purpose of any action arising out of or relating to this Agreement brought by any party hereto and (ii) irrevocably waives, and agrees not to assert by way of motion, defense or otherwise, in any such action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the action is brought in an inconvenient forum, that the venue of the action is improper, or that this Agreement or the transactions contemplated hereby may not be enforced in or by any Specified Court. Each party agrees that a final judgment in any action shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Each party irrevocably consents to the service of the summons and complaint and any other process in any other action or proceeding relating to the transactions contemplated by this Agreement, on behalf of itself, or its property, by personal delivery of copies of such process to such party at the applicable address set forth in Section 10.1 of the Merger Agreement. Nothing in this Section 4 shall affect the right of any party to serve legal process in any other manner permitted by applicable law.

5.       EACH OF THE PARTIES HERETO HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO (i) CERTIFIES THAT NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY ACTION, SEEK TO ENFORCE THAT FOREGOING WAIVER AND (ii) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.

6.       In the event either party institutes litigation to enforce its rights under this Agreement, the parties agree that the prevailing party(ies) in any such action shall be entitled to recover from the other party(ies) all of its reasonable attorneys’ fees and expenses relating to such action or proceeding and/or incurred in connection with the preparation therefor.

7.       This agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement, and shall become effective when one or more counterparts has been signed by each of the parties hereto and delivered to each of the other parties hereto. Delivery of a signed counterpart of this agreement by fax or email/.pdf transmission shall constitute valid and sufficient delivery thereof.

8.       The failure of any of the parties hereto to at any time enforce any of the provisions of this agreement shall not be deemed or construed to be a waiver of any such provision, nor to in any way effect the validity of this agreement or any provision hereof or the right of any of the parties hereto to thereafter enforce each and every provision of this agreement. No waiver of any breach, non-compliance or non-fulfillment of any of the provisions of this agreement shall be effective unless set forth in a written instrument executed by the party or parties against whom or which enforcement of such waiver is sought; and no waiver of any such breach, non- compliance or non-fulfillment shall be construed or deemed to be a waiver of any other or subsequent breach, non-compliance or non-fulfillment.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

The Purchaser:

CLOVER LEAF CAPITAL CORP.

By:
Name:
Title:

The Company:

KUSTOM ENTERTAINMENT, INC.

By:
Name:
Title:

The Company Stockholder:

DIGITAL ALLY, INC.

By:
Name:
Title:

[Signature Page to Indemnification Agreement]